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
                                                     SECURITIES AND EXCHANGE COMMISSION
                                                          Washington, D.C. 20549

                                                                  FORM 8-K

                                                                CURRENT REPORT

                                     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 12, 2002


                                                           A.B. Watley Group Inc.
----------------------------------------------------------------------------------------------------------------------------
                                          (Exact name of registrant as specified in its charter)


    Delaware                                              1-14897                                         13-3911867
----------------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction                       (Commission File Number)              (IRS Employer Identification No.)
      of incorporation)


40 Wall Street, New York, New York                                                                          10005
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(Address of principal executive offices)                                                                  (Zip Code)


Registrant's telephone number, including area code          212-422-1100
                                                  ----------------------
----------------------------------------------------------------------------------------------------------------------------
                                         (Former name or former address, if changed since last report.)

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Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

         On April 12, 2002 A.B. Watley Group Inc. (the "Company") issued a press release (the "Release") disclosing material developments concerning the Company. A copy of the Release is attached as an Exhibit hereto.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)(1) Press Release issued by the Company on April 12, 2002.























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                A.B. WATLEY GROUP INC.




Date:    April 17, 2002                 By: /s/ Leon J. Ferguson
                                            ---------------------
                                                Leon J. Ferguson
                                                Chief Executive Officer